Exhibit A

                             Macquarie Bank Limited
                               ABN 46 008 583 542
                                 1 Martin Place
                                 Sydney NSW 2000
                                    Australia

                                                                      April 2005

The Directors
Macquarie International Infrastructure Fund Limited
(Company Registration Number EC 36305)
Rosebank Centre
11 Bermudiana Road
Pembroke  HM  08
Bermuda

Swap Transaction
------------------------------------------------------------------------

Dear Sirs,

         The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

         The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms part of, and is subject to, the 2002 ISDA Master Agreement dated as of April 2005, as amended and supplemented from time to time (the "Agreement"), between Macquarie Bank Limited ("Party A") and Macquarie International Infrastructure Fund Limited ("Party B"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                       April 2005

         Effective Date:                   The date which is one Sydney Business
                                           Day after the date on which Party B
                                           first issues shares to successful
                                           applicants under a prospectus lodged
                                           with and registered by the Monetary
                                           Authority of Singapore in respect of
                                           the initial public offering of
                                           ordinary shares in the capital of
                                           Party B ("Prospectus").

         Termination Date:                 The earlier to occur of:

                                           (a)  the first Business Day 90 days
                                                after either party gives the
                                                other party a notice terminating
                                                this Transaction in full
                                                ("Termination Notice");
                                           (b)  subject to Party B's right to
                                                extend this Transaction as set
                                                forth below (in which case the
                                                Termination Date will be
                                                determined as set out below),
                                                the first Business Day 10 years
                                                after the Effective Date; and
                                           (c)  the Early Termination Date or
                                                the date on which this
                                                Transaction is terminated by
                                                either party following the
                                                occurrence of any event which
                                                entitles that party to terminate
                                                this Transaction;

                                           provided, however, that if Party A
                                           determines that (i) the occurrence of
                                           any Termination Date (including an
                                           Early Termination Date) might give
                                           rise to liabilities under Section 16
                                           of the Securities Act of 1933, as
                                           amended (the "Securities Act") when
                                           paired with any other transaction,
                                           termination or transfer undertaken in
                                           connection with this Transaction, and
                                           (ii) such liabilities cannot be
                                           averted by changing the settlement
                                           method as set forth under "Settlement
                                           Method Election" below, then the
                                           occurrence of such Termination Date
                                           will be delayed until the later of
                                           (x) the Business Day next following
                                           the date that is six months after the
                                           most recent such other transaction,
                                           termination or transfer, or (y) if
                                           Party A would be required to pay an
                                           amount in respect of such termination
                                           based on the arithmetic average of
                                           the daily volume weighted average
                                           price of the MIC Trust Shares for the
                                           Termination Reference Period (each as
                                           defined below), the date which is
                                           sixteen (16) Exchange Business Days
                                           after the date specified in clause
                                           (x).

                                           Party B may, by notice to Party A
                                           given not less than 90 days (or such
                                           shorter period agreed by Party A)
                                           before the date then specified under
                                           paragraph (b), increase the number of
                                           years specified in that paragraph by
                                           10. The terms of this Confirmation,
                                           including this paragraph will
                                           continue to apply unchanged after
                                           Party B's notice. The parties agree
                                           that this gives Party B the right to
                                           continue extending the term of this
                                           Transaction.

         Restriction on                    Neither party may give a Termination
         Termination Notice:               Notice until a registration statement
                                           on Form S-3 covering resales by
                                           Macquarie Infrastructure Management
                                           (USA) Inc. ("MIMUSA") (an "S-3
                                           Registration Statement") of the
                                           Securities Act has been declared
                                           effective for at least the number of
                                           MIC Trust Shares as there are in the
                                           Party A Equity Portfolio.

         Portfolio Assets:                 Section 1.14 of the Equity
                                           Definitions shall be deleted and
                                           replaced with the following:

                                           ""Portfolio Assets" means, in respect
                                           of this Transaction, the shares,
                                           securities or other assets specified
                                           as such in this Confirmation".

                                           For the purposes of this Transaction,
                                           all references in the Equity
                                           Definitions to "Shares" shall be read
                                           as references to "Portfolio Assets"
                                           and corresponding amendments will be
                                           made to all related terms used in the
                                           Equity Definitions.

                                           In relation to Party A and the Equity
                                           Portfolio Return Amounts payable by
                                           Party A to Party B, any reference in
                                           the Equity Definitions to "Portfolio
                                           Assets" shall be to the Party A
                                           Equity Portfolio Assets.

                                           In relation to Party B and the Debt
                                           Portfolio Return Amounts payable by
                                           Party B to Party A, any reference in
                                           the Equity Definitions to "Portfolio
                                           Assets" shall be to the Party B Debt
                                           Portfolio Assets.

         Party A Equity Portfolio Assets:  On the Effective Date, the number of
                                           MIC Trust Shares equal to the US
                                           Dollar Equivalent of SGD 25.5 million
                                           on the date which is 2 Sydney
                                           Business Days before the Effective
                                           Date divided by the arithmetic
                                           average of the daily volume weighted
                                           average price of the MIC Trust Shares
                                           (as defined below) (with such
                                           exclusions and inclusions as the
                                           Exchange's rules provide and Adjusted
                                           as described below) on the Exchange
                                           on the 15 Exchange Business Days
                                           ending 3 Sydney Business Days before
                                           the Effective Date (the "First
                                           Reference Period") (the price so
                                           determined being the "Initial VWAP")
                                           rounded down to the nearest 1,000 MIC
                                           Trust Shares.

                                           Over-allotment Option:

                                           On and from the Over-allotment Option
                                           Exercise Date, the Party A Equity
                                           Portfolio Assets shall include an
                                           additional number of MIC Trust Shares
                                           equal to the US Dollar Equivalent of
                                           the Over-allotment Amount on the
                                           Over-allotment Option Exercise Date,
                                           divided by the arithmetic average of
                                           the daily volume weighted average
                                           price of the MIC Trust Shares (with
                                           such exclusions and inclusions as the
                                           Exchange's rules provide and Adjusted
                                           as described below) on the Exchange
                                           on the 15 Exchange Business Days
                                           ending on the Over-allotment Option
                                           Exercise Date, (the "Over-allotment
                                           Reference Period") (the price so
                                           determined being the "Over-allotment
                                           VWAP") rounded
                                           down to the nearest 1,000 MIC Trust
                                           Shares.

                                           Each MIC Trust Share included from
                                           time to time in the Party A Equity
                                           Portfolio Assets as described above
                                           shall be a Party A Equity Portfolio
                                           Asset.

                                           On and from the date on which any
                                           Party A Equity Portfolio Asset is
                                           sold or physically delivered to Party
                                           B, or settlement occurs in respect of
                                           that asset, in accordance with the
                                           Settlement Terms, that Party A Equity
                                           Portfolio Asset shall no longer be a
                                           Party A Equity Portfolio Asset for
                                           the purposes of this Confirmation.

                                           In this Confirmation:

                                           "Adjusted" in relation to the
                                           calculation of the arithmetic average
                                           of the daily volume weighted average
                                           price of the MIC Trust Shares, means
                                           that if a Cum Date occurs during the
                                           Reference Period then the daily
                                           volume weighted average price of MIC
                                           Trust Shares on each day during the
                                           Reference Period which is on or
                                           before the Cum Date will be reduced
                                           by the Cum Value.

                                           "Cum Date" means the last date on
                                           which MIC Trust Shares may be
                                           acquired on the Exchange with or
                                           carrying an entitlement to a
                                           particular distribution or other
                                           entitlement.

                                           "Cum Value" means:

                                           (a)  in the case of a cash dividend
                                                or other distribution, the
                                                amount of that dividend or
                                                distribution;
                                           (b)  in the case of an entitlement
                                                which is traded on the Exchange
                                                during the Reference Period, the
                                                arithmetic average of the daily
                                                volume weighted average price of
                                                the entitlement (with such
                                                exclusions and inclusions as the
                                                Exchange's rules provide) on
                                                those days during the Reference
                                                Period on which the entitlement
                                                is traded; and
                                           (c)  in the case of an entitlement
                                                which is not traded on the
                                                Exchange during the Reference
                                                Period, the value of the
                                                entitlement reasonably
                                                determined by Party A.

                                           "MIC Trust Shares" means fully paid
                                           shares of trust stock issued by
                                           Macquarie Infrastructure Company NYSE
                                           ticker symbol "MIC").

                                           "Over-allotment Amount" means the
                                           amount which is 3.72% of the total
                                           amount received by Party B in respect
                                           of the exercise of the Over-allotment
                                           Option on the Over-
                                           allotment Option Exercise Date. The
                                           Over-allotment Amount will be a SGD
                                           amount.

                                           "Over-allotment Option" means the
                                           over-allotment option granted by
                                           Party B and described in the
                                           Prospectus.

                                           "Over-allotment Option Exercise Date"
                                           means the date on which the
                                           Over-allotment Option is exercised.

                                           "Reference Period" means:

                                           (a)  the First Reference Period;
                                           (b)  the Over-allotment Reference
                                                Period;
                                           (c)  the Sale Reference Period (as
                                                defined below); or
                                           (d)  the Valuation Reference Period
                                                (as defined below).

                                           "SGD" means Singapore Dollars.

                                           "US Dollar Equivalent" of an amount
                                           expressed in Singapore Dollars means,
                                           on any date, the amount of US Dollars
                                           determined by converting that amount
                                           of Singapore Dollars into US Dollars
                                           at the spot rate of exchange
                                           determined by the Calculation Agent
                                           to be the rate of exchange to buy US
                                           Dollars with Singapore Dollars on
                                           that date.

         Party B Debt Portfolio            Eligible Party B Debt Portfolio
         Assets:                           Assets (as defined in Schedule A)
                                           from time to time identified by Party
                                           B and agreed by Party A (in its
                                           absolute discretion) to be the Party
                                           B Debt Portfolio Assets which, on the
                                           Effective Date:

                                           (a)  in the case of cash deposits
                                                only, are equal to;
                                           (b)  in the case of debt securities
                                                only, have an aggregate face
                                                value equal to; or
                                           (c)  in the case of a combination of
                                                cash deposits and debt
                                                securities, the cash deposits
                                                and the aggregate face value of
                                                the debt securities together
                                                equal,

                                           the number of Party A Equity
                                           Portfolio Assets multiplied by the
                                           Initial VWAP.

                                           Over-allotment Option:

                                           On and from the Over-allotment Option
                                           Exercise Date, the Party B Equity
                                           Portfolio Assets shall include
                                           additional Eligible Party B Debt
                                           Portfolio Assets identified by Party
                                           B and agreed by Party A (in its
                                           absolute discretion) to be the Party
                                           B Debt Portfolio Assets which:

                                           (a)  in the case of cash deposits
                                                only, are equal to;
                                           (b)  in the case of debt securities
                                                only, have an


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

                                                aggregate face value equal to;
                                                or
                                           (c)  in the case of a combination of
                                                cash deposits and debt
                                                securities, the cash deposits
                                                and the aggregate face value of
                                                the debt securities together
                                                equal,

                                           the number of additional Party A
                                           Equity Portfolio Assets on and from
                                           the Over-allotment Option Exercise
                                           Date multiplied by the Over-allotment
                                           VWAP.

                                           Party B must reinvest any principal
                                           repayments, prepayments, or like
                                           distributions (including any funding
                                           breakage fees associated with
                                           mandatory or optional prepayments)
                                           received by Party B in respect of the
                                           Party B Debt Portfolio Assets in
                                           Eligible Party B Debt Portfolio
                                           Assets from time to time identified
                                           by Party B and agreed by Party A (in
                                           its absolute discretion).

                                           Party A may at any time require Party
                                           B to adjust the composition of the
                                           Party B Debt Portfolio Assets.
                                           Following receipt of a notice from
                                           Party A requiring an adjustment to
                                           the composition of the Party B Debt
                                           Portfolio Assets, Party B shall
                                           promptly, and in any event within 5
                                           Business Days of the notice, replace
                                           any relevant Party B Debt Portfolio
                                           Assets with Eligible Party B Debt
                                           Portfolio Assets identified by Party
                                           B and agreed by Party A (in its
                                           absolute discretion). Following a
                                           request by Party A in relation to an
                                           adjustment of the composition of the
                                           Party B Debt Portfolio Assets, Party
                                           A will bear the reasonable costs
                                           incurred by Party B in relation to
                                           that adjustment.

                                           On and from the date on which any
                                           asset included in the Party B Debt
                                           Portfolio Assets is sold or
                                           physically delivered to Party A in
                                           accordance with the Settlement Terms,
                                           that asset shall no longer be a Party
                                           B Debt Portfolio Asset for the
                                           purposes of this Confirmation.

         Exchange:                         Party A Equity Portfolio Assets: New
                                           York Stock Exchange.

                                           Party B Debt Portfolio Assets: Not
                                           Applicable.

         Related Exchange(s):              All exchanges.

Equity Portfolio Return Amounts payable by Party A in respect of Party A Equity Portfolio Assets:

         Equity Definitions:               In this Confirmation, all references
                                           in the Equity Definitions to "Equity
                                           Amount" where used in the context of
                                           an amount payable by Party A to Party
                                           B in respect of the Party A Equity
                                           Portfolio Assets, shall be read as a
                                           reference to "Equity Portfolio Return
                                           Amount" (as that term
                                           is defined in this Confirmation) and
                                           corresponding amendments will be made
                                           to all related terms used in the
                                           Equity Definitions.

                                           Sections 8.6(a)(ii) and 8.7 of the
                                           Equity Definitions shall not apply to
                                           this Confirmation.

         Equity Portfolio Return
         Amount Payer:                     Party A

         Equity Portfolio Return
         Amount Receiver:                  Party B

         Type of Return:                   Total Return.

         Equity Portfolio
         Return Amount:                    The Paid Amount multiplied by the
                                           number of Party A Equity Portfolio
                                           Assets.

                                           In this Confirmation:

                                           "gross cash dividend" has the meaning
                                           given to it in Section 10.1(c) of the
                                           Equity Definitions.

                                           "Paid Amount" shall mean 100% of the
                                           gross cash dividend or distribution
                                           (whether in the nature of income or
                                           capital) on or in respect of the
                                           Party A Equity Portfolio Assets (or
                                           any of them) on any Record Date
                                           falling during the Equity Portfolio
                                           Return Period.

                                           "Record Date" means the date on which
                                           an entitlement to receive a dividend
                                           or distribution, on or in respect of
                                           the Party A Equity Portfolio Assets
                                           (or any of them) is determined.

         Equity Portfolio Return
         Period: The period commencing on the Effective Date and ending on the Settlement Date.

         Equity Portfolio Return
         Payment Date:                     As soon as practicable, and in any
                                           event no later than 5 Exchange
                                           Business Days after Party A receives
                                           an Equity Portfolio Return Amount in
                                           respect of any Party A Equity
                                           Portfolio Asset.

                                           If any non-cash distribution is made
                                           in respect of any Party A Equity
                                           Portfolio Asset on any Record Date
                                           falling during the Equity Portfolio
                                           Return Period, then the Equity
                                           Portfolio Return Amount shall include
                                           all such non-cash distributions
                                           provided that Party A must procure
                                           MIMUSA's consent to delivery of, and
                                           actual delivery of,
                                           those non-cash distributions to Party
                                           B on or prior to the related Equity
                                           Portfolio Return Payment Date, rather
                                           than making payment of an amount of
                                           cash to Party B (and any references
                                           to the payment of Equity Portfolio
                                           Return Amounts shall include a
                                           reference to the delivery of non-cash
                                           distributions as necessary).

         Extraordinary Dividend:           Not Applicable.

         Re-investment of Dividends:       Not Applicable.

         Equity Notional Reset:            Not Applicable.

Debt Portfolio Return Amounts payable by Party B in respect of Party B Debt Portfolio Assets:

         Equity Definitions:               In this Confirmation, all references
                                           in the Equity Definitions to "Equity
                                           Amount" where used in the context of
                                           an amount payable by Party B to Party
                                           A in respect of the Party B Debt
                                           Portfolio Assets, shall be read as a
                                           reference to "Debt Portfolio Return
                                           Amount" (as that term is defined in
                                           this Confirmation) and corresponding
                                           amendments will be made to all
                                           related terms used in the Equity
                                           Definitions.

                                           Sections 8.6(a)(ii) and 8.7 of the
                                           Equity Definitions shall not apply to
                                           this Confirmation.

         Debt Portfolio Return
         Amount Payer:                     Party B

         Debt Portfolio Return
         Amount Receiver:                  Party A

         Type of Return:                   Total Return.

         Debt Portfolio Return             All coupon or interest payments and
         Amount:                           other distributions (excluding
                                           principal repayments or prepayments
                                           or like distributions, whether in
                                           whole or in part, and funding
                                           breakage fees associated with
                                           mandatory or optional prepayments)
                                           received by Party B in respect of the
                                           Party B Debt Portfolio Assets in
                                           respect of the Debt Portfolio Return
                                           Period. Party B shall notify Party A
                                           of any such amounts as soon as
                                           practicable after receipt by Party B.

         Debt Portfolio Return             The period commencing on the
         Period:                           Effective Date and ending on the
                                           Settlement Date.

         Debt Portfolio Return
         Payment Date:                     As soon as practicable, and in any
                                           event no later than 5



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

                                           Singapore Business Days after Party B
                                           receives any Debt Portfolio Return
                                           Amount.

Settlement Terms for Equity Portfolio Return Amounts and Debt Portfolio Return
Amounts:

         Cash Settlement:                  Applicable, other than in the case of
                                           a Settlement Date in respect of an
                                           Early Partial Termination or the
                                           termination of this Transaction.

                                           In Section 8.6(b) of the Equity
                                           Definitions, the words "and, in
                                           addition, on each Dividend Payment
                                           Date, the relevant Equity Amount
                                           Payer will pay to the Equity Amount
                                           Receiver the relevant Dividend Amount
                                           (if any) owed by such Equity Amount
                                           Payer on that Dividend Payment Date"
                                           shall not apply to this Confirmation.

         Settlement Currency:              Payments by Party A: The settlement
                                           currency for dealings settled through
                                           the Clearance System in respect of
                                           the Party A Equity Portfolio Assets.

                                           Payments by Party B: The currency in
                                           which the relevant Debt Portfolio
                                           Return Amount is denominated.

         Cash Settlement Payment Date:     In respect of Party A, each Equity
                                           Portfolio Return Payment Date.

                                           In respect of Party B, each Debt
                                           Portfolio Return Payment Date.

Settlement Terms for Early Partial Termination or Termination of this
Transaction:

         Early Termination;                Sections 6(c)(ii), (d), (e) and (f)
         Close-Out Netting                 of the Agreement shall not apply to
                                           this Transaction. Any Early
                                           Termination Date designated by either
                                           party shall be no less than fifteen
                                           Exchange Business Days following the
                                           day the notice specifying such Early
                                           Termination Date is effective.

         Electing Party:                   Party A

         Settlement Method Election:       Applicable in relation to Party A's
                                           obligations in relation to the Party
                                           A Equity Portfolio Assets on a
                                           Settlement Date as described below:

                                           Early Partial Termination or
                                           Termination by Party A:

                                           In relation to:

                                           (a)  a Settlement Date in respect of
                                                an Early Partial Termination (as
                                                described below) following an
                                                Early Partial Termination Notice
                                                given by Party A;



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

                                           (b)  a Settlement Date in respect of
                                                the termination of this
                                                Transaction following a
                                                Termination Notice given by
                                                Party A; and

                                           (c)  a Settlement Date in respect of
                                                the termination of this
                                                Transaction by Party B following
                                                the occurrence of any event
                                                which entitles Party B to
                                                terminate this Transaction,

                                           Physical Settlement will apply to
                                           Party A's obligations in relation to
                                           the Party A Equity Portfolio Assets
                                           on a Settlement Date if (i) Physical
                                           Settlement would not breach any
                                           applicable laws or policies
                                           (including where relevant by
                                           reference to the last report
                                           regarding foreign ownership of MIC
                                           Trust Shares delivered to MIC or to
                                           the holders from time to time of MIC
                                           Trust Shares before the Settlement
                                           Method Election Date), (ii) an S-3
                                           Registration Statement for the
                                           applicable number of Party A
                                           Portfolio Equity Assets has been
                                           declared effective and (iii) either
                                           (x) Physical Settlement would apply
                                           for at least 600,000 Party A
                                           Portfolio Equity Assets or (y) the
                                           Issuer has confirmed to Party B in
                                           writing that the Issuer would treat
                                           Party B as an assignee of MIMUSA's
                                           rights under the Registration Rights
                                           Agreement. Physical Settlement will
                                           only apply to a rounded down number
                                           of Party A Equity Portfolio Assets,
                                           as described below.

                                           Each party will assist the other (and
                                           Party A will procure MIMUSA's
                                           assistance to Party B) to do any
                                           thing which is necessary for the
                                           purpose of obtaining any consents or
                                           approvals under applicable laws or
                                           policies in order to enable Physical
                                           Settlement (and the transfer of
                                           MIMUSA's rights under the
                                           Registration Rights Agreement) to
                                           occur, including executing and
                                           delivering any application or other
                                           forms and notices before the
                                           Settlement Method Election Date.

                                           On the Settlement Method Election
                                           Date, Party A shall determine whether
                                           Physical Settlement does not apply
                                           due to the restrictions set forth
                                           above.

                                           If Physical Settlement does not apply
                                           due to the restrictions set forth
                                           above, then Party A must procure
                                           MIMUSA's consent to the sale of the
                                           Party A Equity Portfolio Assets in a
                                           commercially reasonable manner on a
                                           single day on or before the date
                                           which is 5 Exchange Business Days
                                           after the Settlement Method Election
                                           Date for a sale price at least equal
                                           to the number of Party A Equity
                                           Portfolio Assets to be sold
                                           multiplied by the arithmetic average
                                           of the daily volume weighted average
                                           price of the MIC Trust Shares

                                           (with such exclusions and inclusions
                                           as the Exchange's rules provide and
                                           Adjusted as described above) on the
                                           Exchange for the period of 15
                                           Exchange Business Days ending on the
                                           Settlement Method Election Date (the
                                           "Sale Reference Period") (the "Party
                                           A Capital Value").

                                           Nothing in this Confirmation shall
                                           require Party A to procure MIMUSA's
                                           consent to the sale of, or the actual
                                           sale or attempted sale of, the Party
                                           A Equity Portfolio Assets for an
                                           amount in excess of the Party A
                                           Capital Value.

                                           If Party A is unable to procure the
                                           sale of the Party A Equity Portfolio
                                           Assets (or any of them) in a
                                           commercially reasonable manner for an
                                           amount at least equal to the Party A
                                           Capital Value on a single day on or
                                           before the date which is 5 Exchange
                                           Business Days after the Settlement
                                           Method Election Date ("VWAP Sale
                                           Period"), then Party A shall procure
                                           the sale of the unsold Party A Equity
                                           Portfolio Assets on market on a
                                           single day within 10 Exchange
                                           Business Days unless the parties
                                           agree to a further time period for
                                           such sale ("Market Sale Period").

                                           Notwithstanding anything set forth
                                           above, if Physical Settlement does
                                           not apply due to the restrictions set
                                           forth above, and if either (i) no S-3
                                           Registration Statement has been
                                           declared effective or (ii) Party A
                                           determines that the sale of the Party
                                           A Equity Portfolio Assets as set
                                           forth above might give rise to
                                           liabilities under Section 16 of the
                                           Securities Act, then Party A will
                                           instead pay Party B an amount equal
                                           to the relevant number of Party A
                                           Equity Portfolio Assets multiplied by
                                           the arithmetic average of the daily
                                           volume weighted average price of the
                                           MIC Trust Shares (with such
                                           exclusions and inclusions as the
                                           Exchange's rules provide and Adjusted
                                           during such period as described
                                           above) on the Exchange on the 15
                                           Exchange Business Days ending on the
                                           Termination Date (the "Termination
                                           Reference Period").

                                           Early Partial Termination or
                                           Termination by Party B, or
                                           Termination on the date described at
                                           paragraph (b) of "Termination Date":

                                           In relation to:

                                           (a)  a Settlement Date in respect of
                                                an Early Partial Termination (as
                                                described below) following an
                                                Early Partial Termination Notice
                                                given by Party B;

                                           (b)  a Settlement Date in respect of
                                                the termination of this
                                                Transaction following a
                                                Termination Notice given by
                                                Party B or the termination of
                                                this

                                                Transaction on the date
                                                described at paragraph (b) of
                                                "Termination Date"; and

                                           (c)  a Settlement Date in respect of
                                                the termination of this
                                                Transaction by Party A following
                                                the occurrence of any event
                                                which entitles Party A to
                                                terminate this Transaction,

                                           Party A may elect whether:

                                           (1)  to procure MIMUSA's consent to
                                                the sale of, and the actual sale
                                                of, the Party A Equity Portfolio
                                                Assets (or any of them) in a
                                                commercially reasonable manner
                                                for an amount at least equal to
                                                the Party A Capital Value on a
                                                single day on or before the date
                                                which is 5 Exchange Business
                                                Days after the Settlement Method
                                                Election Date. If Party A is
                                                unable to procure the sale of
                                                the Party A Equity Portfolio
                                                Assets (or any of them) in a
                                                commercially reasonable manner
                                                for an amount at least equal to
                                                the Party A Capital Value on a
                                                single day on or before the date
                                                which is 5 Exchange Business
                                                Days after the Settlement Method
                                                Election Date, then Party A
                                                shall procure the sale of the
                                                unsold Party A Equity Portfolio
                                                Assets on market on a single day
                                                within the Market Sale Period;
                                                or

                                           (2)  to have Physical Settlement
                                                apply to Party A's obligations
                                                in relation to the Party A
                                                Equity Portfolio Assets on a
                                                Settlement Date if (i) Physical
                                                Settlement would not breach any
                                                applicable laws or policies,
                                                (ii) an S-3 Registration
                                                Statement for the applicable
                                                number of Party A Portfolio
                                                Equity Assets has been declared
                                                effective and (iii) either (x)
                                                Physical Settlement would apply
                                                for at least 600,000 Party A
                                                Portfolio Equity Assets or (y)
                                                the Issuer has confirmed to
                                                Party B in writing that the
                                                Issuer would treat Party B as an
                                                assignee of MIMUSA's rights
                                                under the Registration Rights
                                                Agreement, with the balance of
                                                the Party A Equity Portfolio
                                                Assets (if any) to be sold as
                                                described at paragraph (1)
                                                above.

                                           Notwithstanding anything set forth
                                           above, if Physical Settlement does
                                           not apply due to the restrictions set
                                           forth above, and if either (i) no S-3
                                           Registration Statement has been
                                           declared effective or (ii) Party A
                                           determines that the sale of the Party
                                           A Equity Portfolio Assets as set
                                           forth above might give rise to
                                           liabilities under Section 16 of the
                                           Securities Act, then Party A will
                                           instead pay Party B an
                                           amount equal to the relevant number
                                           of Party A Equity Portfolio Assets
                                           multiplied by the arithmetic average
                                           of the daily volume weighted average
                                           price of the MIC Trust Shares (with
                                           such exclusions and inclusions as the
                                           Exchange's rules provide and Adjusted
                                           during such period as described
                                           above) on the Exchange during the
                                           Termination Reference Period.

                                           Applicable in relation to Party B's
                                           obligations in relation to the Party
                                           B Debt Portfolio Assets on a
                                           Settlement Date as described below:

                                           Party A may elect whether to require
                                           Party B to:

                                           (1)  sell the Party B Debt Portfolio
                                                Assets (or any of them) in a
                                                commercially reasonable manner
                                                on or before the date which is 2
                                                Singapore Business Days before
                                                the Settlement Date; or

                                           (2)  have Physical Settlement apply
                                                to Party B's obligations in
                                                relation to the Party B Debt
                                                Portfolio Assets.

                                           If Party B is unable to sell the
                                           Party B Debt Portfolio Assets (or any
                                           of them) in a commercially reasonable
                                           manner on or before the date which is
                                           2 Singapore Business Days before the
                                           Settlement Date, then Physical
                                           Settlement shall apply to Party B's
                                           obligations in relation to the unsold
                                           Party B Debt Portfolio Assets.

         Deposit of sale proceeds
         into Sale Proceeds                Promptly after either party (or, in
         Account:                          the case of the Party A Equity
                                           Portfolio Assets, MIMUSA) receives
                                           any sale proceeds in respect of the
                                           sale of any Portfolio Assets required
                                           as described above, those sale
                                           proceeds must be deposited in an
                                           interest bearing account (the "Sale
                                           Proceeds Account"). The relevant
                                           party shall procure that the entity
                                           making the deposit (which may be
                                           MIMUSA) may only withdraw those sale
                                           proceeds and interest thereon from
                                           the Sale Proceeds Account as
                                           permitted by the Credit Support
                                           Document provided by that party.

         Settlement Obligations:           Sections 9.3, 9.5, 9.6 and 9.7 of the
                                           Equity Definitions shall not apply to
                                           this Confirmation. Section 9.11 of
                                           the Equity Definitions shall not
                                           apply to Party A under this
                                           Confirmation; provided, however, that
                                           on any date on which Shares are
                                           conveyed to Party B, Party A
                                           represents that Party B has received
                                           good title to such Shares, free from
                                           any lien, charge, claim or other
                                           encumbrance (other than a lien
                                           routinely imposed on all securities
                                           by the relevant Clearance System). In
                                           respect of each Settlement

                                           Date in respect of which Physical
                                           Settlement is applicable, on the
                                           relevant Settlement Date:

                                           (a)  in the case of Physical
                                                Settlement in respect of Party
                                                A's obligations in relation to
                                                the Party A Equity Portfolio
                                                Assets, Party A shall procure
                                                MIMUSA's consent to delivery,
                                                and actual delivery, of the
                                                relevant number of Party A
                                                Equity Portfolio Assets, and any
                                                transfer forms or agreements
                                                necessary to effect the transfer
                                                of those Party A Equity
                                                Portfolio Assets, to Party B;
                                                and

                                           (b)  in the case of Physical
                                                Settlement in respect of Party
                                                B's obligations in relation to
                                                the Party B Debt Portfolio
                                                Assets, Party B shall deliver
                                                the relevant Party B Debt
                                                Portfolio Assets, and any
                                                transfer forms or agreements
                                                necessary to effect the transfer
                                                of those Party B Debt Portfolio
                                                Assets, to Party A,

                                           such delivery will be made to the
                                           account or address nominated for that
                                           purpose by the relevant party.

                                           Subject to Section 2(c) of the
                                           Agreement, in respect of each
                                           Settlement Date in respect of which
                                           the Portfolio Assets are required to
                                           be sold as described above:

                                           (a)  unless Physical Settlement
                                                applies in respect of the Party
                                                A Equity Portfolio Assets (or
                                                any of them), Party A shall pay
                                                (or procure MIMUSA's payment of)
                                                the Party A Settlement Price to
                                                Party B; and

                                           (b)  in the case of the sale of the
                                                Party B Debt Portfolio Assets
                                                (or any of them), Party B shall
                                                pay the Party B Settlement Price
                                                to Party A,

                                           such payment will be made to the
                                           account nominated for that purpose by
                                           the relevant party.

         Condition of Settlement:          Notwithstanding any provision of this
                                           Confirmation or the Agreement, the
                                           obligations of each party in respect
                                           of a Settlement Date as described
                                           above (the "Settlement Obligations")
                                           are conditional on each party
                                           complying with its Settlement
                                           Obligations.

                                           If either party fails to comply with
                                           its Settlement Obligations on the
                                           Settlement Date, or such other date
                                           specified for the completion of its
                                           Settlement Obligations, then each
                                           party must promptly:

                                           (a)  return to the other all
                                                documents delivered to it in
                                                respect of those Settlement
                                                Obligations;

                                           (b)  repay to the other all payments
                                                received by it in respect of
                                                those Settlement Obligations;
                                                and
                                           (c)  do everything reasonably
                                                required by the other to reverse
                                                any action taken under or in
                                                connection with the satisfaction
                                                of its Settlement Obligations,

                                           without prejudice to any other rights
                                           either party may have in respect of
                                           that failure.

         Settlement Method
         Election Date:                    20 Business Days before the
                                           Settlement Date.

         Settlement Date:                  Subject to the provisions below, the
                                           later of:

                                           (a)  5 Business Days after the
                                                Termination Date; and
                                           (b)  if Party A is required to
                                                procure the sale of Party A
                                                Equity Portfolio Assets on
                                                market during a Market Sale
                                                Period, the date which is 5
                                                Business Days after the last day
                                                of the Market Sale Period.

                                           Notwithstanding any provision of this
                                           Confirmation or the Agreement: (i) if
                                           either party notifies the other party
                                           prior to the Settlement Date that
                                           compliance with the Settlement Terms
                                           or with its Settlement Obligations
                                           would breach applicable insider
                                           trading laws then the Settlement Date
                                           will be delayed until any insider
                                           information in the possession of that
                                           party has been released to the
                                           public; and (ii) if Party A is
                                           required to procure the sale of Party
                                           A Equity Portfolio Assets on market
                                           during a Market Sale Period and Party
                                           A notifies Party B that such sale
                                           would breach the antimanipulation
                                           provisions of any U.S. securities law
                                           or regulation, then the Settlement
                                           Date will be delayed until such time
                                           as the sale can be made in accordance
                                           with such law or regulation.

         Settlement Price:                 Section 7.3 of the Equity Definitions
                                           shall not apply to this Confirmation,
                                           and in this Confirmation, "Settlement
                                           Price" shall have the meaning set out
                                           below:

                                           Party A Settlement Price:

                                           Either:

                                           (a)  an amount equal to the aggregate
                                                of:

                                           (1)  the sale proceeds received in
                                                respect of the sale of those
                                                Party A Equity Portfolio Assets;
                                                and
                                           (2)  interest paid or accrued on the
                                                balance standing to the credit
                                                of the related Sale Proceeds
                                                Account from its establishment
                                                until the Settlement Date at the
                                                rate offered by the institution
                                                with whom the

                                           Sales Proceed Account is held,

                                           less expenses incurred in relation to
                                           the sale but only if the Settlement
                                           Date is in respect of:

                                                i.   an Early Partial
                                                     Termination following an
                                                     Early Partial Termination
                                                     Notice given by Party B;

                                                ii.  the termination of this
                                                     Transaction following a
                                                     Termination Notice given by
                                                     Party B or the termination
                                                     of this Transaction on the
                                                     date described at paragraph
                                                     (b) of "Termination Date";
                                                     or

                                                iii. the termination of this
                                                     Transaction by Party A
                                                     following the occurrence of
                                                     an event which entitles
                                                     Party A to terminate this
                                                     Transaction; or

                                           (b)  if either (1) no S-3
                                                Registration Statement has been
                                                declared effective or (2) Party
                                                A determines that the sale of
                                                the Party A Equity Portfolio
                                                Assets as set forth above might
                                                give rise to liabilities under
                                                Section 16 of the Securities
                                                Act, then an amount equal to the
                                                relevant number of Party A
                                                Equity Portfolio Assets
                                                multiplied by the arithmetic
                                                average of the daily volume
                                                weighted average price of the
                                                MIC Trust Shares (with such
                                                exclusions and inclusions as the
                                                Exchange's Rules provide and
                                                Adjusted as set forth above) on
                                                the Exchange during the
                                                Termination Reference Period.

                                           Party B Settlement Price: An amount
                                           equal to the aggregate of:

                                           (a)  the sale proceeds received in
                                                respect of the sale of those
                                                Party B Debt Portfolio Assets:
                                                and
                                           (b)  interest paid or accrued on the
                                                balance standing to the credit
                                                of the Sale Proceeds Account of
                                                Party B from its establishment
                                                until the Settlement Date at the
                                                rate offered by the institution
                                                with whom the Sales Proceeds
                                                Account is held,

                                           less expenses incurred in relation to
                                           the sale but only if the Settlement
                                           Date is in respect of:

                                           i.   an Early Partial Termination
                                                following an Early Partial
                                                Termination Notice given by
                                                Party A;

                                           ii.  the termination of this
                                                Transaction following a
                                                Termination Notice given by
                                                Party A; or

                                           iii. the termination of this
                                                Transaction by Party B following
                                                the occurrence of an event which
                                                entitles Party B to terminate
                                                this Transaction.

         Default Settlement Method:        Not applicable.

         Clearance System:                 In respect of the Party A Equity
                                           Portfolio Assets, not applicable.

                                           In respect of the Party B Debt
                                           Portfolio Assets, not applicable.

         Settlement Currency:              Payments by Party A: US Dollars.

                                           Payments by Party B: The currency in
                                           which the relevant Party B Debt
                                           Portfolio Assets are denominated.

Early Partial Termination Terms:

         When Applicable:                  A Termination Date in respect of an
                                           Early Partial Termination occurs 25
                                           Exchange Business Days after either
                                           party gives an Early Partial
                                           Termination Notice to the other
                                           party.

         Early Partial
         Termination Notice:               An Early Partial Termination Notice
                                           is a notice by one party to the other
                                           party specifying that it wishes Early
                                           Partial Termination to occur in
                                           relation to a number of Party A
                                           Equity Portfolio Assets (being a
                                           number that is a multiple of 10,000
                                           which is not less than 100,000 and
                                           which means that the number of Party
                                           A Equity Portfolio Assets remaining
                                           the subject of this Transaction after
                                           the Early Partial Termination is not
                                           less than 600,000 (or such lesser
                                           number as to which the Issuer then
                                           has confirmed in writing that it
                                           would treat Party B as an assignee of
                                           MIMUSA's rights under the
                                           Registration Rights Agreement upon
                                           the transfer of such number of Party
                                           A Equity Portfolio Assets)).

                                           Neither party may give an Early
                                           Partial Termination Notice until an
                                           S-3 Registration Statement has been
                                           declared effective for at least the
                                           number of MIC Trust Shares as are
                                           affected by the Early Partial
                                           Termination Notice.

         Effect of Early Partial
         Termination Notice:               The effect of an Early Partial
                                           Termination Notice is that:

                                           (a)  partial termination will occur
                                                in accordance with the
                                                Settlement Terms set out above
                                                for that number
                                                of Party A Equity Portfolio
                                                Assets specified in the Early
                                                Partial Termination Notice and
                                                that portion of Party B Debt
                                                Portfolio Assets identified by
                                                Party B and agreed by Party A
                                                (in its absolute discretion)
                                                which is the same as the
                                                proportion which the Party A
                                                Equity Portfolio Assets
                                                specified in the Early Partial
                                                Termination Notice bears to the
                                                number of Party A Equity
                                                Portfolio Assets before Early
                                                Partial Termination, with
                                                references to Settlement being
                                                to the Early Partial Termination
                                                and corresponding amendments to
                                                allow Settlement to occur under
                                                the Settlement Terms set out
                                                above; and
                                           (b)  following the Early Partial
                                                Termination, the number of Party
                                                A Equity Portfolio Assets is
                                                reduced by the number of Party A
                                                Equity Portfolio Assets the
                                                subject of that Early Partial
                                                Termination and the Party B Debt
                                                Portfolio Assets are reduced by
                                                the portion of Party B Debt
                                                Portfolio Assets the subject of
                                                that Early Partial Termination
                                                (calculated as set out in
                                                paragraph (a) above).

Voting:                                    Party A Equity Portfolio Assets:
                                           Party A shall be free to act, or
                                           refrain from acting, in respect of
                                           any request, act, decision, vote or
                                           other matter relating to the Party A
                                           Equity Portfolio Assets (or any of
                                           them), and will not be required to
                                           act at the direction of or in
                                           accordance with any instruction from
                                           Party B or any other person regarding
                                           any request, act, decision, vote or
                                           other matter relating to the Party A
                                           Equity Portfolio Assets (or any of
                                           them).

                                           Party B Debt Portfolio Assets: Party
                                           B shall be free to act, or refrain
                                           from acting, in respect of any
                                           request, act, decision, vote or other
                                           matter relating to the Party B Debt
                                           Portfolio Assets (or any of them),
                                           and will not be required to act at
                                           the direction of or in accordance
                                           with any instruction from Party A or
                                           any other person regarding any
                                           request, act, decision, vote or other
                                           matter relating to the Party B Debt
                                           Portfolio Assets (or any of them).

Adjustments:

         Method of Adjustment:             Party A Equity Portfolio Assets:
                                           Calculation Agent Adjustment (except
                                           in relation to a Rights Issue (as
                                           defined below) in respect of the
                                           Party A Equity Portfolio Assets).

                                           Any reference in Section 11.2(c)(C)
                                           of the Equity Definitions to the
                                           "relevant Number of Shares" shall
                                           read as a reference to the "number of
                                           Party A Equity Portfolio Assets". In
                                           Section 11.2(c)(C) of the Equity
                                           Definitions, the words "the Initial
                                           Price, the Equity Notional Amount,
                                           the Knock-in Price, the Knock-out
                                           Price" shall not apply to this

                                           Confirmation.

                                           Party B Debt Portfolio Assets:
                                           Calculation Agent Adjustment.

                                           Any reference in Section 11.2(c)(C)
                                           of the Equity Definitions to the
                                           "relevant Number of Shares" shall
                                           read as a reference to the "number of
                                           Party B Debt Portfolio Assets". In
                                           Section 11.2(c)(C) of the Equity
                                           Definitions, the words "the Initial
                                           Price, the Equity Notional Amount,
                                           the Knock-in Price, the Knock-out
                                           Price" shall not apply to this
                                           Confirmation.

         Options Exchange:                 Party A Equity Portfolio Assets: Not
                                           Applicable.

                                           Party B Debt Portfolio Assets: Not
                                           Applicable.

         Rights Issue:                     In this Confirmation, "Rights Issue"
                                           means any right given to the holder
                                           of any Party A Equity Portfolio Asset
                                           during the Equity Portfolio Return
                                           Period to subscribe for and,
                                           following payment of the prescribed
                                           subscription price, to receive
                                           additional securities.

                                           If Party A is offered a Rights Issue
                                           in respect of any Party A Equity
                                           Portfolio Asset, no adjustment will
                                           be made and Party A must promptly
                                           notify Party B of the relevant
                                           details of the Rights Issue.

                                           Party B must promptly, and in any
                                           event on or before the date which is
                                           10 Exchange Business Days before the
                                           last day on which Party A may take up
                                           that Rights Issue, notify Party A
                                           whether it requires Party A to take
                                           up the Rights Issue.

                                           If Party B notifies Party A (within
                                           the time period described above) that
                                           it requires Party A to take up the
                                           Rights Issue, then Party A must take
                                           up the Rights Issue and enter into a
                                           new total return swap with Party B in
                                           relation to the Rights Issue
                                           securities, at the price of such
                                           Rights Issue securities under the
                                           Rights Issue and otherwise on terms
                                           substantially similar to the terms of
                                           this Transaction.

Extraordinary Events:

Consequences of Merger Events:             Applicable only to Party A Equity
                                           Portfolio Assets.

         Share-for-Share:                  Calculation Agent Adjustment.

         Share-for-Other:                  Calculation Agent Adjustment.

         Share-for-Combined:               Calculation Agent Adjustment.

         Options Exchange:                 Party A Equity Portfolio Assets: Not
                                           Applicable.

                                           Party B Debt Portfolio Assets: Not
                                           Applicable.

Tender Offer:                              Applicable only to Party A Equity
                                           Portfolio Assets.

Consequences of Tender Offers:

         Share-for-Share:                  Calculation Agent Adjustment.

         Share-for-Other:                  Calculation Agent Adjustment.

         Share-for-Combined:               Calculation Agent Adjustment.

         Options Exchange:                 Party A Equity Portfolio Assets: Not
                                           Applicable.

                                           Party B Debt Portfolio Assets: Not
                                           Applicable.

Composition of Combined
Consideration:                             Applicable.

Nationalization, Insolvency
or Delisting:                              Negotiated Close-out. For the
                                           purposes of this Transaction, Section
                                           12.6(c)(i) of the Equity Definitions
                                           shall read: ""Negotiated Close-out"
                                           means that the parties may, but are
                                           not obliged to, terminate the
                                           Transaction on mutually acceptable
                                           terms and if the parties do not agree
                                           to terminate the Transaction, then it
                                           continues on the terms and subject to
                                           the conditions then in effect."

Additional Disruption Events:

         Failure to Deliver:               Not applicable.

         Insolvency Filing:                Applicable.

         Change in Law:                    Applicable.

                                           For the purposes of this Transaction,
                                           Section 12.9(b)(i) of the Equity
                                           Definitions is amended so that the
                                           words "and the Determining Party will
                                           determine the Cancellation Amount
                                           payable by one party to the other"
                                           shall not apply on the occurrence of
                                           an Insolvency Filing or a Change in
                                           Law.

         Additional Disruption             The following shall also be
         Events:                           Additional Disruption Events for the
                                           purposes of this Confirmation:

                                           (a)  If any Party B Debt Portfolio
                                                Asset ceases to be an Eligible
                                                Party B Debt Portfolio Asset (as
                                                defined in

                                                Schedule A), and the relevant
                                                Party B Debt Portfolio Asset is
                                                not replaced with Eligible Party
                                                B Debt Portfolio Assets
                                                identified by Party B and agreed
                                                by Party A (in its absolute
                                                discretion) within 5 Business
                                                Days of the date on which it
                                                ceased to be an Eligible Party B
                                                Debt Portfolio Asset.

                                           (b)  If at any time the value of the
                                                Party A Equity Portfolio Assets
                                                (calculated on any date by
                                                multiplying the number of Party
                                                A Equity Portfolio Assets by the
                                                arithmetic average of the daily
                                                volume weighted average price of
                                                the MIC Trust Shares (with such
                                                exclusions and inclusions as the
                                                Exchange's rules provide and
                                                Adjusted as described above) on
                                                the Exchange on the preceding 15
                                                Exchange Business Days (the
                                                "Valuation Reference Period")
                                                equals or is less than SGD 12.75
                                                million or, if the
                                                Over-allotment Option is
                                                exercised, the amount which is
                                                half of the amount which is the
                                                aggregate of SGD 12.75 million
                                                and the Over-allotment Amount.

                                           If either of these Additional
                                           Disruption Events occurs, then
                                           Section 12.9(b)(i) of the Equity
                                           Definitions shall apply as if the
                                           event was a "Change in Law" or
                                           "Insolvency Filing" for the purposes
                                           of that section, except that
                                           following the occurrence of an
                                           Additional Disruption Event as
                                           described at paragraph (a) above,
                                           Section 12.9(b)(i) will not be
                                           amended as described above so that
                                           the words "and the Determining Party
                                           will determine the Cancellation
                                           Amount payable by one party to the
                                           other" shall apply on the occurrence
                                           of an Additional Disruption Event as
                                           described at paragraph (a) above. The
                                           Cancellation Amount will be
                                           calculated without double-counting
                                           any value realised by either party on
                                           settlement of the Transaction under
                                           the Settlement Terms for Early
                                           Partial Termination or termination of
                                           this Transaction.

         Determining Party:                Party A

Non-Reliance:                              Applicable.

Agreements and
Acknowledgments                            Applicable.
Regarding Hedging Activities:

Additional Acknowledgments:                Applicable.

         3. Additional Provisions. The parties agree that any failure by Party A to procure the consent of MIMUSA to a sale, delivery or payment by the date required as set forth above shall be treated for purposes of Section 5(a)(i) of the Agreement as a failure by Party A to make a payment or delivery under Section 2(a)(i) of the Agreement.

         4. Party A agrees to provide the following Credit Support Documents:

                  Pledge by MIMUSA of Party A Equity Portfolio Assets in favour of Party B.

            Party B agrees to provide the following Credit Support Documents:

                  Deed of Charge made on the date hereof between Party B and MIMUSA.

         5. Account Details:

                  Account for payments to Party A: The account from time to time notified in writing by Party A to Party B to be the account for payments to Party A.

                  Account for payments to Party B: The account from time to time notified in writing by Party B to Party A to be the account for payments to Party B.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or telex substantially similar to this letter, which letter or telex sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

         Yours sincerely,

                                        MACQUARIE BANK LIMITED


                                        By:  /s/ Neil Horner
                                           ----------------------------------
                                              Name:  Neil Horner
                                              Title: Senior Corporate Counsel

Confirmed as of the date first above written:

MACQUARIE INTERNATIONAL INFRASTRUCTURE FUND LIMITED


By:  /s/ Robert Mulderig
    -----------------------------

Name:  Robert A. Mulderig

Title:  Director

                                                                      SCHEDULE A

                      ELIGIBLE PARTY B DEBT PORTFOLIO ASSET

An asset is an "Eligible Party B Debt Portfolio Asset" if it is:

1.   a debt security issued by Macquarie Bank Limited; or

2. a debt security issued by a third party provided that (in respect of all debt securities which are Party B Debt Portfolio Assets or which are the subject of any transaction entered into on substantially the same terms and conditions as this Transaction between Party B and Macquarie Bank Limited or any Affiliate of Macquarie Bank Limited) if the third party issuer:

               (i) has a rating of A (Standard & Poor's), then no more than AUD10 million (or its equivalent in foreign currencies) is invested in debt securities having a maturity of more than 2 years issued by that third party issuer;

               (ii) has a rating of AA (Standard & Poor's), then no more than AUD50 million (or its equivalent in foreign currencies) is invested in debt securities having a maturity of more than 5 years issued by that third party issuer; and

               (iii) has a rating of AAA (Standard & Poor's), then no more than AUD100 million (or its equivalent in foreign currencies) is invested in debt securities having a maturity of more than 7 years issued by that third party issuer; or

3. a cash deposit standing to the credit of a bank account in the name of Party B held in a Macquarie Bank Limited offshore banking unit account.